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067809                                                               EXHIBIT 4.1

                        INCORPORATED UNDER THE LAWS OF
                                    BERMUDA


           NUMBER        [HARBOR GLOBAL COMPANY LTD. LOGO]         SHARES

THIS CERTIFICATE IS TRANSFERABLE IN                             COMMON SHARES
CANTON, MA OR NEW YORK, NY                                     $.0025 PAR VALUE


THIS CERTIFIES THAT                                          CUSIP   G4285W 10 0








is the owner of

       FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $.0025 PAR VALUE, OF

HARBOR GLOBAL COMPANY LTD. transferable only on the books of the Company by the holder hereof in person or by attorney duly authorized upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of Bermuda and to the Memorandum of Association and Bye-laws of the Company as now or hereafter amended.
     This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
     IN WITNESS WHEREOF, HARBOR GLOBAL COMPANY LTD. has caused the facsimile seal of the Company and the facsimile signatures of its duly authorized officers to be hereunto affixed.

     Dated:


          /s/ John H. Valentine                          /s/ John D. Curtin Jr.

                       CHAIRMAN                               DEPUTY CHAIRMAN



COUNTERSIGNED AND REGISTERED:
     EQUISERVE TRUST COMPANY, N.A.
                                TRANSFER AGENT
                                 AND REGISTRAR
BY  Charles V. Rossi
                          AUTHORIZED SIGNATURE



                     [SEAL OF HARBOR GLOBAL COMPANY LTD.]


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                          HARBOR GLOBAL COMPANY LTD.

     The Company will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of shares or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  -as tenants in common     UNIF GIFT MIN ACT-      Custodian
     TEN ENT  -as tenants by the                          ------         -------
               entireties                                 (Cust)         (Minor)
     JT TEN   -as joint tenants with                      under Uniform Gifts to
               right of survivorship                      Minors Act
               and not as tenants in                                -----------
               common                                                 (State)
     COM PROP -as community property

    Additional abbreviations may also be used though not in the above list.

For value received                        hereby sell, assign and transfer unto
                  ------------------------

PLEASE INSERT SOCIAL SECURITY
     OR OTHER IDENTIFYING
      NUMBER OF ASSIGNEE
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            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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                                                                          Shares
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of Harbor Global Company Ltd. and do hereby irrevocably constitute and appoint
                                                            Attorney to transfer
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the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     ------------------------

                              -------------------------------------------------
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:
                        -------------------------------------------
                        THE SIGNATURE(S) MUST BE GUARANTEED BY
                        AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                        STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                        AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                        APPROVED SIGNATURE GUARANTEE MEDALLION
                        PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.